SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2007
SLM CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	File No. 001-13251	52-2013874
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
12061 Bluemont Way, Reston, Virginia 20190
(Address if principal executive offices)(zip code)
Registrant’s telephone number, including area code: (703) 810-3000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On August 6, 2007, the Company issued a press release in connection with the April 15, 2007 agreement providing for the acquisition of Sallie Mae by affiliates of J.C. Flowers & Co., Bank of America and JPMorgan Chase. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION
By:	/s/ Robert S. Lavet
	Name:	Robert S. Lavet
	Title:	Senior Vice President and General Counsel

Dated: August 7, 2007

SLM CORPORATION
Form 8-K
CURRENT REPORT
EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release dated August 6, 2007

4